4898-7220-1232v5 6983.020 AMENDMENT NO. 3 TO TERM LOAN AND SECURITY AGREEMENT This AMENDMENT NO. 3 TO TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of January 17, 2025, by and among PINSTRIPES, INC., a corporation organized under the laws of Delaware ("Borrower"), the financial institutions party hereto (collectively, the "Lenders" and each individually a "Lender") and GCCP II AGENT, LLC, an Illinois limited liability company (in its individual capacity, "GCCP Agent"), as agent for Lenders (GCCP Agent, in such capacity, the "Agent"). RECITALS A. Borrower, the Lenders party thereto and Agent are party to that certain Term Loan and Security Agreement, dated as of April 19, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). B. Borrower has requested that Agent and Lenders amend the Credit Agreement in certain respects, including to, among other things, provide for the issuance by Borrower of additional Indebtedness on the date hereof that is secured by a second-priority Lien on the Collateral, in each case as provided in, and subject to the terms and conditions of, this Amendment. NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Defined Terms; Interpretation. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Credit Agreement. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto and thereto. The rules of construction specified in Sections 1.1, 1.3, 1.4 and 14.14 of the Credit Agreement also apply to this Amendment, mutatis mutandis. 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations and warranties contained in Section 6 below, the Credit Agreement is hereby amended as follows:

2 (a) Section 1.1 of the Credit Agreement is hereby amended to insert each of the following new defined terms therein in the appropriate alphabetical order: "Disqualified Equity Interests" means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition mature, require any cash payment, or are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Maturity Date. "Oaktree" means, collectively, Oaktree Capital Management, L.P. and its Affiliates. "Permitted Oaktree Equity Transaction" means any transaction (or series of related transactions) consummated after the Third Amendment Effective Date pursuant to which Qualified Equity Interests are issued to or otherwise acquired by Oaktree resulting in Oaktree being the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of at least fifty percent (50%) or more of the Equity Interests of the Borrower entitled to vote for members of the board of directors (or similar governing body) of the Borrower on a fully-diluted basis. "Qualified Equity Interests" means any Equity Interests issued by Holdings (and not by one or more of its Subsidiaries) that are not a Disqualified Equity Interest. "Third Amendment" means that certain Amendment No. 3 to Loan and Security Agreement, dated as of the Third Amendment Effective Date. "Third Amendment Effective Date" means January 17, 2025. (b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the final paragraph of the defined term "Change of Control" set forth therein in its entirety to read as follows: Notwithstanding the foregoing: (x) a merger, consolidation or other transaction (with a special purpose acquisition corporation or otherwise and including a transaction effected in connection with an initial public offering of Equity Interests) that results in the Borrower becoming a wholly-owned subsidiary of another corporation shall not constitute a Change of Control for purpose of clause (i), (iii) or (iv) of this definition if, immediately following such transaction, (A) Permitted Holders beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) at least fifteen (15%) of the issued and outstanding Equity Interests of the ultimate parent corporation of the Borrower, on a fully diluted basis, (B) Dale Schwarz shall have been appointed and remains the Chief Executive Officer (or equivalent C-level executive reasonable acceptable to the Agent) of such ultimate parent corporation and (C) such ultimate

3 parent corporation or any other direct or indirect parent of the Borrower becomes Guarantors; (y) a transaction described in clauses (i), (iii) or (iv) above shall not constitute a Change of Control if, following the consummation of such transaction, Dale Schwartz is entitled to appoint a majority of the directors serving on the board of directors (or similar governing body) of the Borrower and (z) a Permitted Oaktree Equity Transaction shall not constitute a Change of Control. (c) Section 2.2 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof in its entirety to read as follows: (a) The principal of the Term Loan shall be repaid in quarterly installments on the dates and in the amounts set forth below: Payment Date Term Loan Principal Installment Amount September 30, 2024 $618,750 December 31, 2024 $618,750 March 31, 2025 $309, 375 June 30, 2025 $309, 375 September 30, 2025 $309, 375 December 31, 2025 $309, 375 March 31, 2026 $618,750 June 30, 2026 $618,750 September 30, 2026 $618,750 December 31, 2026 $618,750 March 31, 2027 $618,750 June 30, 2027 $618,750 September 30, 2027 $618,750 December 31, 2027 $618,750 March 31, 2028 $618,750

4 Maturity Date Outstanding principal balance and all accrued and unpaid interest The outstanding principal balance and all accrued and unpaid interest on the Term Loan shall be due and payable on the earlier of (i) the Maturity Date, and (ii) the date on which the Term Loan otherwise becomes due and payable pursuant to the terms of this Agreement, subject to mandatory prepayments as herein provided. Notwithstanding the foregoing, the Term Loan shall be subject to earlier repayment upon (x) acceleration upon the occurrence of an Event of Default under this Agreement or (y) termination of this Agreement. (d) Section 3.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: 3.1. Interest. The outstanding principal amount of the Term Loan and other Obligations shall bear interest at a rate per annum equal to 12% (or, solely during the period commencing on January 1, 2025 and continuing until June 30, 2025, a rate per annum equal to 10%); provided, that at any time an Event of Default exists, at the election of Agent (which election may be made, for the avoidance of doubt, at any time on or after the occurrence and during the continuation of an Event of Default retroactively to the date of the occurrence thereof), the interest rate shall be increased by 3% per annum (such increased interest rate, the "Default Rate"). Accrued interest shall be payable in cash arrears on the last day of each calendar month (provided, that solely during the calendar year ending December 31, 2025, Borrower may elect to pay a portion of such interest not to exceed the amount thereof accrued at a rate of 3% per annum in- kind (and not in cash) by adding the amount thereof to the outstanding principal amount of the Term Loan, with the remaining portion of such accrued interest payment paid in cash), and on the Maturity Date or the date on which the Term Loan otherwise becomes due and payable pursuant to the terms of this Agreement After such maturity (or such time as the Term Loan otherwise becomes due and payable pursuant to the terms of this Agreement), and at any time an Event of Default (other than the Specified Event of Default (as defined in the Third Amendment)) exists, all accrued interest shall be payable in cash on demand. (e) Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: Section 6.14. Holdings Public Listing. Holdings shall use its commercially reasonable efforts (but shall not be required) to maintain the public listing of its common stock on NASDAQ or NYSE, except in connection with the consummation of any Permitted Oaktree Equity Transaction. (f) The Credit Agreement is hereby amended by inserting a new Section 6.15 therein, immediately after Section 6.14 thereof, to read as follows:

5 Section 6.14. Equity and Sales Transaction Milestones. Borrower shall deliver to Agent (a) promptly when available (and in any event within 1 Business Day of Borrower's receipt thereof) true, correct and complete copies of the following (in each case, as such terms are defined in the Second Lien Agreement (as amended by that certain Second Amendment dated as of the Third Amendment Effective Date)): (i) any Equity Transaction LOI, (ii) any Sale Transaction LOI and (iii) any commitment letter or similar agreement in respect of a Financing Agreement, and (b) promptly (and in any event within 1 Business Day) upon the reasonable request of Agent from time to time, copies of any confidential information memorandum, letters of intent, term sheets and any other non-privileged written material as Agent may reasonably request, in each case to the extent produced by or on behalf of the Borrower (including any financial advisor retained by Borrower or its Affiliates) in connection the transaction milestones set forth in Section 5.17 of the Second Lien Agreement (as amended by that certain Second Amendment dated as of the Third Amendment Effective Date). 3. Conditions Precedent to Effectiveness. This Amendment shall not become effective until each of the following conditions precedent shall have been satisfied (each dated as of the date hereof unless otherwise noted below): (a) Agent shall have received from each other party hereto a duly executed counterpart of this Amendment signed on behalf of such party (which may be a facsimile or electronic transmission). (b) Agent shall have received payment in an amount not less than $20,000 in respect of costs and expenses (including reasonable fees, charges and disbursements of counsel for Agent) incurred by Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith to the extent required by Section 14.9 of the Credit Agreement. (c) Agent shall have received each other Loan Document, certificate, schedule, document, consent, or other agreement referenced on the Closing Agenda attached hereto as Exhibit A (collectively, the "Third Amendment Transaction Documents", other than those indicated thereon in parenthesis as "post-closing" (or words of similar effect). (d) Except for the Specified Event of Default (as defined in the Third Amendment Forbearance Agreement (as defined on Exhibit A)), no Default or Event of Default shall have occurred and be continuing as of the date hereof, immediately prior to and after giving effect to this Amendment and the other Third Amendment Transaction Documents. 4. Third Party Beneficiary. Oaktree is intended to be a third party beneficiary of the amendments set forth in Section 2 hereof and the parties hereto agree not to amend, modify or waive this Section 4, or any of the amendments set forth in Section 2, without the prior written consent of Oaktree.

6 5. Reaffirmation. Without limiting its obligations under or the provisions of the Credit Agreement and the other Loan Documents, Borrower hereby (a) affirms and confirms its pledges, grants, indemnification obligations and other commitments and obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Amendment and the other Third Amendment Transaction Documents, (b) agrees that each Loan Document to which it is a party and all guarantees, pledges, grants and other commitments and obligations thereunder and under the Credit Agreement shall continue to be in full force and effect following the effectiveness of this Amendment and (c) confirms that all of the Liens and security interests created and arising under the Loan Documents remain in full force and effect, and are not released or reduced, as collateral security for the Obligations. 6. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Agent and Lenders, which representations and warranties shall survive the execution and delivery hereof, that on and as of the date hereof and after giving effect to this Amendment: (a) Borrower has full power, authority and legal right to enter into this Amendment and the other Third Amendment Transaction Documents to which it is a party and to perform all its respective Obligations hereunder and thereunder. This Amendment and the other Third Amendment Transaction Documents have been duly executed and delivered by Borrower, and this Agreement and such other Third Amendment Transaction Documents constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally. The execution, delivery and performance of this Amendment and the other Third Amendment Transaction Documents (i) are within Borrower's corporate power, have been duly authorized by all necessary corporate action, are not in contravention of law or the terms of Borrower's Organizational Documents or to the conduct of Borrower's business or of any Material Agreement or undertaking to which Borrower is a party or by which Borrower is bound, (ii) will not conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (iii) will not require the Consent of any Governmental Body, any party to a Material Agreement or any other Person, except those Consents which will have been duly obtained, made or compiled prior to the Closing Date and which are in full force and effect and (iv) will not conflict with, result in any breach in any of the provisions of, or constitute a default under, the provisions of any Material Agreement nor result in the creation of any Lien upon any Collateral; (b) Borrower has furnished Agent, on or prior to the Third Amendment Effective Date, a true, correct and complete copy of each material Second Lien Loan Document entered into delivered (or to be entered into or delivered) on the Third Amendment Effective Date; (c) Each representation and warranty of Borrower set forth in the Credit Agreement and in each of the other Loan Documents to which Borrower is a party is hereby restated and affirmed as true and correct in all material respects (without duplication of any materiality qualifier) as of the date hereof as though made on and as of such date (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

7 (d) Except for the Specified Event of Default (as defined in the Third Amendment Forbearance Agreement (as defined on Exhibit A)), no Default or Event of Default shall have occurred and be continuing as of the date hereof, immediately prior to and after giving effect to this Amendment. Borrower acknowledges that Agent and Lenders are specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Agent and Lenders in entering into this Amendment. 7. Release. As further consideration for Agent’s and Lenders’ agreement to grant the accommodations set forth herein, Borrower hereby waives and releases and forever discharges Agent, Lenders and their officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that Borrower may have against Agent or any of the Lenders arising out of or relating to the Obligations, this Amendment or the Loan Documents, in any case for, upon, or by reason of any circumstance, action or cause which arises at any time on or prior to the date of this Amendment. 8. Miscellaneous. (a) This Amendment, together with the other Third Amendment Transaction Documents constituting Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof. This Amendment is made and entered into pursuant to and in accordance with Section 14.2 of the Credit Agreement. This Amendment constitutes a Loan Document for all purposes under the Credit Agreement. (b) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, shall include (in addition to the Credit Agreement) this Amendment. The term "Loan Documents" as defined in Section 1.1 of the Credit Agreement shall include (in addition to the Loan Documents described in the Credit Agreement) this Amendment and the other Third Amendment Transaction Documents. (c) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of this executed Amendment maintained by the Lenders shall deemed to be originals. (d) This Amendment shall be binding upon Borrower, the Lenders, and Agent and their respective successors and permitted assigns, and shall inure to the benefit of Borrower, the Lenders, and Agent and their successors and permitted assigns. (e) THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO

8 CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. (f) The provisions of the Credit Agreement contained in Article XI are incorporated herein by reference to the same extent as if reproduced herein in their entirety. [Signature pages follow]

[Signature Page to Amendment No. 3 to Term Loan and Security Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. PINSTRIPES, INC. By: ______________________________________ Name: Dale Schwartz Title: Chief Executive Officer SimplyAgree Sign signature packet ID: f9b07d9e-6de3-4fd1-9da9-db6812ab14ee

Exhibit A Closing Checklist 1. Granite Loan Documents (a) Amendment No. 3 to Term Loan and Security Agreement (b) Amendment No. 1 to Forbearance Agreement ("Third Amendment Forbearance Agreement") 2. Oaktree Loan Documents (a) Second Amendment to Loan Agreement (b) Amended and Restated Forbearance Agreement 3. Silverview Loan Documents (a) Seventh Amendment to Loan Agreement and First Amendment to Forbearance Agreement